Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Commitments and Contingencies
Operating lease commitments
Net rental expense under operating leases for the years ended December 31 was as follows:

In thousands	2012	2011	2010
Gross rental expense	$45,327	$39,808	$32,662
Sublease rental income	(499)	(455)	(225)
Net rental expense	$44,828	$39,353	$32,437

Future minimum lease commitments under non-cancelable operating leases, principally related to facilities, machinery, equipment and vehicles as of December 31, 2012 were as follows:

In thousands	2013	2014	2015	2016	2017	Thereafter	Total
Minimum lease payments	$52,566	$40,454	$28,883	$20,800	$16,409	$31,831	$190,943
Minimum sublease rentals	(260)	(264)	(98)	(85)	(87)	—	(794)
Net future minimum lease commitments	$52,306	$40,190	$28,785	$20,715	$16,322	$31,831	$190,149

 Asbestos Matters
Our subsidiaries and numerous other companies are named as defendants in personal injury lawsuits based on alleged exposure to asbestos-containing materials. These cases typically involve product liability claims based primarily on allegations of manufacture, sale or distribution of industrial products that either contained asbestos or were attached to or used with asbestos-containing components manufactured by third-parties. Each case typically names between dozens to hundreds of corporate defendants. While we have observed an increase in the number of these lawsuits over the past several years, including lawsuits by plaintiffs with mesothelioma-related claims, a large percentage of these suits have not presented viable legal claims and, as a result, have been dismissed by the courts. Our historical strategy has been to mount a vigorous defense aimed at having unsubstantiated suits dismissed, and, where appropriate, settling suits before trial. Although a large percentage of litigated suits have been dismissed, we cannot predict the extent to which we will be successful in resolving lawsuits in the future.
As of December 31, 2012, there were approximately 1,900 lawsuits pending against our subsidiaries. A lawsuit might include several claims, and we have approximately 2,300 claims outstanding as of December 31, 2012. This amount is not adjusted for claims that are not actively being prosecuted, identified incorrect defendants, or duplicated other actions, which would ultimately reflect our current estimate of the number of viable claims made against us, our affiliates, or entities for which we assumed responsibility in connection with acquisitions or divestitures. In addition, the amount does not include certain claims pending against third parties for which we have been provided an indemnification.
Periodically, we perform an analysis with the assistance of outside counsel and other experts to update our estimated asbestos-related assets and liabilities. Our estimate of the liability and corresponding insurance recovery for pending and future claims and defense costs is based on our historical claim experience and estimates of the number and resolution cost of potential future claims that may be filed. Our legal strategy for resolving claims also impacts these estimates.
Our estimate of asbestos-related insurance recoveries represents estimated amounts due to us for previously paid and settled claims and the probable reimbursements relating to our estimated liability for pending and future claims. In determining the amount of insurance recoverable, we consider a number of factors, including available insurance, allocation methodologies and the solvency and creditworthiness of insurers.
Our estimated liability for asbestos-related claims was $278.9 million and $0.6 million as of December 31, 2012 and 2011, respectively, and was recorded in Other non-current liabilities in the Consolidated Balance Sheets for pending and future claims and related defense costs. Our estimated receivable for insurance recoveries was $131.0 million at December 31, 2012, all of which was acquired in the Merger, and was recorded in Other non-current assets in the Consolidated Balance Sheets. We had no estimated receivable for insurance recoveries as of December 31, 2011.
The amounts recorded by us for asbestos-related liabilities and insurance-related assets are based on our strategies for resolving our asbestos claims and currently available information as well as estimates and assumptions. Key variables and assumptions include the number and type of new claims filed each year, the average cost of resolution of claims, the resolution of coverage issues with insurance carriers, the amounts of insurance and the related solvency risk with respect to our insurance carriers, and the indemnifications we have provided to third parties. Furthermore, predictions with respect to these variables are subject to greater uncertainty in the latter portion of the projection period. Other factors that may affect our liability and cash payments for asbestos-related matters include uncertainties surrounding the litigation process from jurisdiction to jurisdiction and from case to case, reforms of state or federal tort legislation and the applicability of insurance policies among subsidiaries. As a result, actual liabilities or insurance recoveries could be significantly higher or lower than those recorded if assumptions used in our calculations vary significantly from actual results.

Environmental Matters
We are involved in or have retained responsibility and potential liability for environmental obligations and legal proceedings related to our current business and, including pursuant to certain indemnification obligations, related to certain formerly owned businesses. We are responsible, or alleged to be responsible, for ongoing environmental investigation and/or remediation of sites in several countries. These sites are in various stages of investigation and/or remediation and at some of these sites our liability is considered de minimis. We received notification from the U.S. Environmental Protection Agency and from similar state and non-U.S. environmental agencies, that several sites formerly or currently owned and/or operated by us, and other properties or water supplies that may be or may have been impacted from those operations, contain disposed or recycled materials or waste and require environmental investigation and/or remediation. Those sites include instances where we have been identified as a potentially responsible party under U.S. federal, state and/or non-U.S. environmental laws and regulations. For several formerly owned businesses, we have also received claims for indemnification from purchasers of these businesses.
Our accruals for environmental matters are recorded on a site-by-site basis when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated, based on current law and existing technologies. It can be difficult to estimate reliably the final costs of investigation and remediation due to various factors. In our opinion, the amounts accrued are appropriate based on facts and circumstances as currently known. Based upon our experience, current information regarding known contingencies and applicable laws, we have recorded reserves for these environmental matters of $49.2 million and $1.5 million as of December 31, 2012 and 2011, respectively. We do not anticipate these environmental conditions will have a material adverse effect on our financial position, results of operations or cash flows. However, unknown conditions, new details about existing conditions or changes in environmental requirements may give rise to environmental liabilities that will exceed the amount of our current reserves and could have a material adverse effect in the future.
Compliance Matters
Prior to the Merger, the Flow Control business was subject to investigations by the U.S. Department of Justice (“DOJ”) and the SEC related to allegations that improper payments were made by the Flow Control business and other Tyco subsidiaries and third-party intermediaries in recent years in violation of the Foreign Corrupt Practices Act. Tyco reported to the DOJ and the SEC the remedial measures that it had taken in response to the allegations and Tyco’s own internal investigations. As a result of discussions with the DOJ and SEC aimed at resolving these matters, on September 24, 2012, Tyco entered into a settlement with the SEC and a non-prosecution agreement with the DOJ, pursuant to which the Flow Control business is for a three year period subject to yearly reporting to the DOJ concerning its continuing compliance efforts.
Other Matters
In addition to the matters described above, from time to time, we are subject to disputes, administrative proceedings and other claims arising out of the normal conduct of our business. These matters generally relate to disputes arising out of the use or installation of our products, product liability litigation, personal injury claims, commercial and contract disputes and employment related matters. On the basis of information currently available to it, management does not believe that existing proceedings and claims will have a material impact on our Consolidated Financial Statements. However, litigation is unpredictable, and we could incur judgments or enter into settlements for current or future claims that could adversely affect our financial statements.
Warranties and guarantees
In connection with the disposition of our businesses or product lines, we may agree to indemnify purchasers for various potential liabilities relating to the sold business, such as pre-closing tax, product liability, warranty, environmental, or other obligations. The subject matter, amounts and duration of any such indemnification obligations vary for each type of liability indemnified and may vary widely from transaction to transaction.

Generally, the maximum obligation under such indemnifications is not explicitly stated and as a result, the overall amount of these obligations cannot be reasonably estimated. Historically, we have not made significant payments for these indemnifications. We believe that if we were to incur a loss in any of these matters, the loss would not have a material effect on our financial condition or results of operations.
We recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee.
We provide service and warranty policies on our products. Liability under service and warranty policies is based upon a review of historical warranty and service claim experience. Adjustments are made to accruals as claim data and historical experience warrant.
The changes in the carrying amount of service and product warranties for the years ended December 31, 2012 and 2011 were as follows:

	Years ended December 31
In thousands	2012	2011
Beginning balance	$29,355	$30,050
Service and product warranty provision	55,710	50,096
Payments	(53,328)	(53,937)
Acquired	22,170	3,575
Translation	430	(429)
Ending balance	$54,337	$29,355

Stand-by Letters of Credit, Bank Guarantees and Bonds
In certain situations, Tyco guaranteed Flow Control’s performance to third parties or provided financial guarantees for financial commitments of Flow Control. In situations where Flow Control and Tyco were unable to obtain a release from these guarantees in connection with the spin-off, we will indemnify Tyco for any losses it suffers as a result of such guarantees.
In disposing of assets or businesses, we often provide representations, warranties and indemnities to cover various risks including unknown damage to the assets, environmental risks involved in the sale of real estate, liability to investigate and remediate environmental contamination at waste disposal sites and manufacturing facilities and unidentified tax liabilities and legal fees related to periods prior to disposition. We do not have the ability to reasonably estimate the potential liability due to the inchoate and unknown nature of these potential liabilities. However, we have no reason to believe that these uncertainties would have a material adverse effect on our financial position, results of operations or cash flows.
In the ordinary course of business, we are required to commit to bonds, letters of credit and bank guarantees that require payments to our customers for any non-performance. The outstanding face value of these instruments fluctuates with the value of our projects in process and in our backlog. In addition, we issue financial stand-by letters of credit primarily to secure our performance to third parties under self-insurance programs.
As of December 31, 2012 and 2011, the outstanding value of bonds, letters of credit and bank guarantees totaled $493.2 million and $136.2 million, respectively.